UMPQUA HOLDINGS CORPORATION 3rd Quarter 2017 Earnings Conference Call Presentation October 19, 2017

2 Forward-looking Statements This presentation includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward- looking statements and we undertake no obligation to update any such statements. In this presentation we make forward- looking statements about fee revenue and operating efficiency initiatives, the credit discount accretion related to loans acquired from Sterling, store consolidations and facilities optimization and related costs and savings, and indirect auto wind down. Risks that could cause results to differ from forward-looking statements we make are set forth in our filings with the SEC and include, without limitation, prolonged low interest rate environment; the effect of interest rate increases on the cost of deposits; unanticipated weakness in loan demand or loan pricing; deterioration in the economy; lack of strategic growth opportunities or our failure to execute on those opportunities; our inability to effectively manage problem credits; our inability to successfully implement efficiency initiatives; our ability to successfully develop and market new products and technology; and changes in laws or regulations.

Third Quarter 2017 Highlights 3  Net earnings available to common shareholders of $61.3 million, or $0.28 per diluted common share  Net interest income increased by $8.4 million, or 4%, driven by growth in loans and leases, combined with a 3 basis point increase in net interest margin resulting primarily from higher accretion of the credit discount  Provision for loan and lease losses increased by $1.3 million primarily from continued loan growth, and net charge- offs declined by two basis to 0.20% of average loans and leases (annualized)  Non-interest income increased by $4.3 million, driven primarily by higher gains from portfolio loan sales  Non-interest expense increased by $4.3 million, driven primarily by higher merger-related expense associated with final work on a non-customer facing system conversion  Gross loan and lease growth of $356.6 million, or 8% annualized  Deposit growth of $392.0 million, or 8% annualized  Non-performing assets to total assets increased to 0.30%, primarily driven by two larger non-performing loans  Estimated total risk-based capital ratio of 14.1% and estimated Tier 1 common to risk weighted assets ratio of 11.1%  Increased the quarterly cash dividend by 12.5% to $0.18 per common share

Umpqua Next Gen -- Overview 4  Mission: to provide personalized banking for all, anytime, anywhere  Strategy: Human + Digital Banking  Represents evolution and modernization of the Bank  Benefits shareholders, customers, and associates  Focused on improving organizational-wide profitability and more efficiently utilizing capital  Includes both operational efficiency initiatives and revenue enhancements  Establishes 3-year financial goals  Goals achieved by 2020; positive operating leverage expected in 2018

Umpqua Next Gen -- Financial Goals and Assumptions

2020 Financial Goals

	Flat Rates	Moderately Increasing Rates
ROATCE	> 13.0%	> 15.0%
ROAA	> 1.1%	> 1.2%
NIM	3.65 - 3.75%	3.9 – 4.0%
Efficiency Ratio	Mid 50s	Low 50s

Key Assumptions

- Annual loan / deposit growth in the mid to upper-single digit range
- Non-recessionary environment, with net charge-offs of 25–35 bps of loans
- Loan and lease loss provisions of 30–40 bps of loans
- Financial goals above exclude fair value adjustments and exit disposal costs
- Exit disposal costs approximately $8–12MM per year
- Flat rates environment assumes no additional fed funds rate increase and 10-year treasury yield in the 2.0–2.5% range
- Moderately increasing rate environment assumes fed funds rate increases 50 bps per year, and 10-year treasury yield increases to mid 3% range
- No change in federal or state income tax rates

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UMPQUA BANK

Umpqua Next Gen -- Additional Details 6 Revenue Enhancements • $30–$40MM in incremental annual core non-interest income by 2020 • Commercial card: $9.5MM • Treasury: $7MM • Trade & FX: $4MM • Merchant: $5MM • Capital markets: $4MM • Brokerage: $4MM • Small business / other: $1.5MM • Fee growth more heavily weighted towards 2019 and 2020 • Incentive plans re-aligned • Improved speed to market on fee-based services • Increase digital customer acquisition Operational Efficiency Initiatives • Identified 1/3rd of the store footprint for consolidation by 2020 • 6 stores consolidated during Q3 2017 • Next 30 consolidations completed during Q1 2018 • Remaining 2/3rd of consolidations to be evaluated and phased-in over 3-year horizon • $0.4MM in average annual expense savings per store • 25%–35% of store cost savings reinvested in high-growth digital, data and marketing initiatives • $4MM in annual savings from Northwest region non-store facilities optimization by 2020 (square footage reduction of 20%) • $3MM in annual savings from commercial banking re- organization • Winding down indirect auto business, freeing up ~$40MM in capital over next 3 years • Evaluating other operational / efficiency opportunities on $300MM back office and operations expense base with assistance of independent 3rd party

Q3 2017 Q2 2017 Q1 2017 Q4 2016 Q3 2016 Return on average assets 0.96% 0.92% 0.75% 1.11% 1.01% Return on average tangible assets 1.04% 0.99% 0.81% 1.20% 1.09% Return on average common equity 6.10% 5.76% 4.74% 7.04% 6.28% Return on average tangible common equity 11.23% 10.67% 8.83% 13.19% 11.79% Efficiency ratio - consolidated 63.43% 64.71% 68.15% 59.65% 62.11% Net interest margin - consolidated 3.94% 3.91% 3.85% 3.83% 3.95% Non-performing loans and leases to loans and leases 0.39% 0.29% 0.29% 0.32% 0.31% Non-performing assets to total assets 0.30% 0.23% 0.24% 0.25% 0.25% Net charge-offs to average loans and leases (annualized) 0.20% 0.22% 0.22% 0.29% 0.24% Tangible common equity to tangible assets (1) 9.07% 9.12% 9.15% 9.10% 9.14% Tier 1 common to risk-weighted asset ratio (2) 11.1% 11.2% 11.3% 11.5% 11.3% Total risk-based capital ratio (2) 14.1% 14.2% 14.5% 14.7% 14.5% Selected Ratios 7 Performance Credit Quality Capital For the quarter ended > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation. > (2) Capital ratio estimated for current quarter, pending completion and filing of regulatory reports.

Summary Income Statement 8 > Note: tables may not foot due to rounding. ($ in millions except per share da ta ) Q3 2017 Q2 2017 Q3 2016 Net interest income before provision 220.5$ 212.1$ 209.9$ Provision for loan and lease losses 12.0 10.7 13.1 Net interest income after provision 208.5 201.4 196.8 Non-interest income 75.4 71.1 80.7 Non-interest expense 188.4 184.0 181.2 Income be fore provision for income taxes 95.5 88.5 96.3 Provision for income taxes 34.2 31.7 34.5 Ne t income 61.3 56.8 61.8 Dividends and undistributed earnings allocated to participating securities 0.0 0.0 0.0 Ne t earnings ava ilable to common shareholders 61.3$ 56.8$ 61.8$ Earnings per share - diluted $0.28 $0.26 $0.28 Quarter ended

Net Interest Income and Margin 9 $209.9 $207.8 $206.7 $212.1 $220.5 3.95% 3.83% 3.85% 3.91% 3.94% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $100 $120 $140 $160 $180 $200 $220 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Net interest income Net interest margin (in millions) 3.77% 3.65% 3.71% 3.78% Adjusted NIM (1) > (1) Net interest margin, excluding interest income related to credit discount from Sterling deal and related to 310-30 covered loan PIFs 3.78%

Provision for Loan and Lease Losses 10 $13.1 $13.2 $11.7 $10.7 $12.0 $0 $2 $4 $6 $8 $10 $12 $14 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Provision for Loan and Lease Losses (in millions)

Non-interest Income 11 (in millions) $10.2 $14.5 $10.7 $12.4 $12.3 $1.3 $4.1 $1.8 $3.3 $8.0 $2.1 $2.1 $2.1 $2.1 $2.0 $47.2 $58.4 $26.8 $33.9 $33.4 $4.1 $4.2 $4.1 $3.9 $3.8 $15.8 $15.3 $14.7 $15.5 $15.8 $0 $20 $40 $60 $80 $100 $120 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 T h o u s a n d s Other (1) Gain on loan sales BOLI income Residential mortgage banking revenue, net Brokerage revenue Service charges $80.7 $98.6 $60.2 > (1) Includes other income, gains or losses on investment securities and losses on junior subordinated debentures carried at fair value. > Note: tables may not foot due to rounding. $71.1 $75.4

12 $306 $250 $245 $312 $336 $1,119 $1,061 $755 $918 $891 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Closed mortgage volume Portfolio For Sale (in millions) Mortgage Banking 4.08% 3.05% 3.27% 3.53% 3.68% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Gain on sale margin $1,230 $1,424 $1,311 $1,000 $1,227 > Note: tables may not foot due to rounding.

Non-interest Expense 13 (in millions) Non-interest Expense and Efficiency Ratio Non-interest Expense Bridge $184.0 $188.4 $181.2 $183.5 $182.7 $184.0 $188.4 62.1% 59.7% 68.2% 64.7% 63.4% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% 120.0% 130.0% $115.0 $125.0 $135.0 $145.0 $155.0 $165.0 $175.0 $185.0 $195.0 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 T h o u s a n d s Non-interest expense Efficiency ratio $1.7 $(5.0) $(0.9) (in millions) $(0.2)

Selected Balance Sheet 14 ($ in millions) Q3 2017 Q2 2017 Q3 2016 Total assets 25,695.7$ 25,257.8$ 24,744.2$ Interest bearing cash and temporary investments 540.8 295.9 1,102.4 Investment securities available for sale, fair value 3,047.4 3,132.6 2,520.0 Loans and leases, gross 18,677.8 18,321.1 17,392.1 Allowance for loan and lease losses (139.5) (136.9) (133.7) Goodwill and other intangibles, net 1,819.5 1,821.2 17,258.4 Deposits 19,851.9 19,460.0 18,918.8 Securities sold under agreements to repurchase 321.5 330.2 309.5 Term debt 852.3 852.2 902.7 Total shareholders' equity 3,985.3 3,958.8 3,920.2 Ratios: Loan to deposit ratio 94.1% 94.1% 91.9% Book value per common share $18.10 $17.98 $17.80 Tangible book value per common share (1) $9.83 $9.71 $9.51 Tangible common equity to tangible assets (1) 9.07% 9.12% 9.14% > (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Loan and Deposit Growth Loans and Leases (Gross) $6.4 $6.5 $7.2 $7.7 $15.3 $16.9 $17.5 $18.7 (in billions) 19% 13% 16% 3% 1% 10% 6% 6% 16% 6% 4% Non-owner occupied term CRE Owner occupied term CRE Multifamily Commercial construction Residential development Commercial term Commercial lines of credit & other Leases & equipment finance Mortgage Home equity lines & loans Consumer & other As of Sep 30, 2017 33% 12% 34% 7% 14% Demand, non-interest bearing Demand, interest bearing Money market Savings Time $9.4 $9.2 $9.4 $9.1 $16.9 $17.7 $19.0 $19.9 (in billions) Total Deposits As of Sep 30, 2017 15

Credit Quality 0.77% 0.77% 0.76% 0.75% 0.75% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Allowance for loan and lease losses to loans and leases 0.25% 0.25% 0.24% 0.23% 0.30% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Non-performing assets to total assets 0.24% 0.29% 0.22% 0.22% 0.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Net charge-offs to average loans and leases (annualized) 16

Prudent Capital Management 17 > All regulatory capital ratios remained in excess of well-capitalized and internal policy limits > Focused on prudently managing capital • Quarterly dividend of $0.18 per share, ~3.6% dividend yield • Q3 total payout ratio of 65% 9.07% 9.3% 11.1% 11.1% Tangible Common Equity/Tangible Assets Tier 1 Leverage Tier 1 Common Risk Based Tier 1 Risk Based Total Risk Based Q3 2017 Capital Ratios (1) Common TRUP LLR > (1) Regulatory capital ratios are estimates pending completion and filing of the Company’s regulatory reports. > Note: LLR = loan loss reserve, TRUP = trust preferred capital, Common = tangible common equity. 14.1%

Appendix – Non-GAAP Reconciliation

Non-GAAP Reconciliation – Tangible Book Value 19

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